GODFREY & KAHN, S.C.
                   ATTORNEYS AT LAW
                780 NORTH WATER STREET
              MILWAUKEE, WISCONSIN  53202
       PHONE (414) 273-3500  FAX (414) 273-5198

                       December 23, 1997


ICAP Funds, Inc.
225 W. Wacker, Suite 2400
Chicago, IL 60606

Ladies and Gentlemen:

          We have acted as your counsel in connection with the preparation of a Registration Statement on Form N-1A (Registration Nos. 33-86006 and 811-08850)
(the "Registration Statement") relating to the sale by you of an indefinite number of shares of common stock, $0.01 par value (the "Shares") of the ICAP Select
Equity Portfolio and the ICAP Euro Select Equity
Portfolio, each a separate series of ICAP Funds, Inc.
(the "Company"), in the manner set forth in the Registration Statement (and the prospectus included therein).

          We have examined: (a) the Registration
Statement (and the prospectus included therein), (b) the Company's Articles of Incorporation, as supplemented, and By-Laws, (c) certain resolutions of the Company's Board of Directors, and (d) such other proceedings, documents and records as we have deemed necessary to enable us to render this opinion.

          Based upon the foregoing, we are of the
opinion that the Shares, when sold as contemplated in the Registration Statement, will be duly authorized and validly issued, fully paid and nonassessable.

          We consent to the use of this opinion as an exhibit to the Registration Statement. In giving this consent, however, we do not admit that we are "experts" within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of said Act.

                                   Very truly yours,

                                   /s/ Godfrey & Kahn, S.C.

                                   GODFREY & KAHN, S.C.